SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 6, 2003

Date of Report
(Date of earliest event reported)

THE GYMBOREE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21250	942615258

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 Airport Boulevard, Suite 200, Burlingame, CA 94010-1912

(Address of Principal Executive Offices, including Zip Code)

(650) 579-0600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

99.1	Press Release of The Gymboree Corporation issued November 6, 2003.

Item 9. Regulation FD Disclosure*

     On November 6, 2003, The Gymboree Corporation issued a press release announcing its earnings results for the third fiscal quarter ended November 1, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition*

     On November 6, 2003, The Gymboree Corporation issued a press release announcing its earnings results for the third fiscal quarter ended November 1, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     *The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GYMBOREE CORPORATION
Dated: November 6, 2003	By	/s/ Myles B. McCormick

Myles B. McCormick Chief Financial Officer

Exhibit Index

99.1	Press Release of The Gymboree Corporation issued November 6, 2003.